SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report July 14, 1997                   Commission File Number 0-26076
(Date of earliest event reported)

                         SINCLAIR BROADCAST GROUP, INC.
                           (Exact name of registrant)

        Maryland                                                52-1494660
   (State of organization)                                   (I.R.S. Employer
                                                          Identification Number)

                             2000 West 41st Street,
                            Baltimore, Maryland 21211

              (Address of principal executive offices and zip code)

                                 (410) 467-5005

                         (Registrant's telephone Number)

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ITEM 5.  OTHER EVENTS

     The information set forth in the first two paragraphs of Exhibit 99 is incorporated herin by reference.

ITEM 7.  EXHIBITS


Exhibit No.
----------

    99     Press Release by Sinclair Broadcast Group, Inc., dated July 14, 1997.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SINCLAIR BROADCAST GROUP, INC.

                                          By:  /s/ David B. Amy
                                               -------------------------------
                                               David B. Amy
                                               Chief Financial Officer/
                                               Principal Accounting Officer

Dated:  July 14, 1997

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